POWER OF ATTORNEY

STATE OF KANSAS	)
) ss.
COUNTY OF SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Kris A. Robbins, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas corporation (the "Company"), by these presents do make, constitute and appoint J. Michael Keefer, Thomas A. Swank and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2004.

KRIS A. ROBBINS
Kris A. Robbins

SUBSCRIBED AND SWORN to before me this 15th day of March, 2004.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-06

POWER OF ATTORNEY

STATE OF KANSAS	)
) ss.
COUNTY OF SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, J. Michael Keefer, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas corporation (the "Company"), by these presents do make, constitute and appoint Kris A. Robbins, Thomas A. Swank and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2004.

J. MICHAEL KEEFER
J. Michael Keefer

SUBSCRIBED AND SWORN to before me this 15th day of March, 2004.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-06

POWER OF ATTORNEY

STATE OF KANSAS	)
) ss.
COUNTY OF SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Thomas A. Swank, being a Director, Chief Financial Officer and Treasurer of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas corporation (the "Company"), by these presents do make, constitute and appoint Kris A. Robbins, J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2004.

THOMAS A. SWANK
Thomas A. Swank

SUBSCRIBED AND SWORN to before me this 15th day of March, 2004.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-06

POWER OF ATTORNEY

STATE OF KANSAS	)
) ss.
COUNTY OF SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Malcolm E. Robinson, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas corporation (the "Company"), by these presents do make, constitute and appoint Kris A. Robbins, J. Michael Keefer, Thomas A. Swank and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2004.

MALCOLM E. ROBINSON
Malcolm E. Robinson

SUBSCRIBED AND SWORN to before me this 15th day of March, 2004.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-06